UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 10, 2011

FIRST FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana	000-16759	35-1546989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Financial Plaza

Terre Haute, Indiana  47807

(Address of Principal Executive Offices, including Zip Code)

(812) 238-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01                     Entry into a Material Definitive Agreement.

On October 10, 2011 First Financial Corporation, an Indiana corporation (“First Financial”), entered into a Purchase and Assumption Agreement (the “Agreement”) with PNB Holding Co, an Illinois corporation (“PNB”).  Pursuant to the Agreement, First Financial will purchase from PNB all of the issued and outstanding stock of Freestar Bank, National Association, and assume certain liabilities of PNB (the “Transaction”).  First Financial anticipates that immediately following the acquisition of the stock of Freestar Bank, it will cause Freestar Bank to merge with and into its wholly-owned subsidiary, First Financial Bank, National Association.

The Agreement provides that First Financial will pay PNB cash in the amount of $47 million and assume certain liabilities of PNB in the aggregate amount of approximately $8.2 million.  The Transaction value may change due to fluctuations in the tangible book value of PNB.  If PNB’s tangible book value as of a date within five days of the closing is less than $28,431,000, the purchase price will decrease by an amount equal to 1.657 times the difference between PNB’s tangible book value and $28,431,000.  If PNB’s tangible book value as of a date within five days of the closing is greater than $28,987,000, the purchase price will increase by an amount equal to 1.657 times the difference between PNB’s tangible book value and $28,987,000.

PNB has agreed not to solicit proposals from any other person or entity relating to alternative business combination transactions or enter into discussions or negotiations with any other person or entity in connection with any proposals for alternative business combination transactions.  First Financial may terminate the Agreement if PNB breaches this covenant.  If First Financial terminates the Agreement for this reason and PNB subsequently enters into an acquisition transaction with such other person or entity, PNB has agreed to pay First Financial a termination fee in the amount of $470,000.  The Agreement provides certain other termination rights for both First Financial and PNB.

The Agreement contains representations, warranties, and covenants of First Financial and PNB, including, among others, a covenant that requires (i) PNB to conduct its business in the ordinary course during the period between the execution of the Agreement and the effective time of the Transaction, and (ii) PNB not to engage in certain kinds of transactions during such period without the prior written consent of First Financial.

The Agreement has been approved by the boards of directors of First Financial and PNB.  The Agreement requires First Financial and PNB to use their reasonable best efforts to close the Transaction on or before December 31, 2011.   The Transaction also is subject to various conditions, including (i) receipt of the requisite approval of the shareholders of PNB, (ii) receipt of regulatory approvals, (iii) absence of any litigation which might reasonably be expected to materially and adversely affect the Transaction or materially and adversely affect the business of Freestar Bank.  In addition, each party’s obligation to consummate the Transaction is subject to certain other conditions, including the accuracy of the representations and warranties of the other party and compliance of the other party with its covenants in all material respects.

The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of First Financial or PNB, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in First Financial’s or PNB’s respective public disclosures.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction F to Form 8-K, a press release issued jointly by First Financial and PNB is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  These statements include, but are not limited to, descriptions of First Financial Corporation’s and Freestar Bank’s financial condition, results of operations, asset and credit quality trends, profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed merger.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the proposed merger might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the proposed merger might not be obtained; market, economic, operational, liquidity, credit and interest rate risks associated with First Financial Corporation’s and Freestar Bank’s businesses, competition, government legislation and policies, the ability of First Financial Corporation and Freestar Bank to execute its business plan, including acquisition plans, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of either First Financial Corporation’s or Freestar Bank’s internal controls, failure or disruption of information systems, significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this Current Report on Form 8-K and other factors identified in First

Financial Corporation’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which such statements are made. First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Item 9.01                     Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable

(d) Exhibits

Exhibit No.	Description

2.1	Purchase and Assumption Agreement, dated October 10, 2011, between PNB Holding Co and First Financial Corporation

99.1	Join Press Release dated October 11, 2011, issued by First Financial Corporation and PNB Holding Co

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2011

FIRST FINANCIAL CORPORATION

	By:	/s/ Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer

Exhibit Index

Exhibit Numbers	Description

2.1	Purchase and Assumption Agreement, dated October 10, 2011, by and between PNB Holding Co and First Financial Corporation

99.1	Join Press Release dated October 11, 2011, issued by First Financial Corporation and PNB Holding Co